INCITE LAW GROUP
Mark A. Vega (SBN 162621)
mark@incitelawgroup.com
Mona Mahdara Alcalá (SBN 270384)
mona@incitelawgroup.com
6427 West Sunset Boulevard
Hollywood, CA 90028
P (323) 306-3870; F (323) 306-3874

Attorneys for Plaintiff
IRONRIDGE GLOBAL IV, LTD.

LAW OFFICES OF GARY L. BLUM
Gary L. Blum (SBN 89240)
gblum@gblumlaw.com
3278 Wilshire Boulevard, Suite 603
Los Angeles, California 90010
P (213) 381-7450; F (213) 384-1035

Attorney for Defendant
L & L ENERGY, INC.

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

CENTRAL DISTRICT

IRONRIDGE GLOBAL IV, LTD., Plaintiff, v. L & L ENERGY, INC., Defendant.	Case No: BC513859 Assigned for All Purposes to: Hon. Michael Johnson **STIPULATION FOR SETTLEMENT OF CLAIMS** Date: August 14, 2013 Time: 8:30 am Dept: 56 Trial Date: None Set

Plaintiff Ironridge Global IV, Ltd. ("Plaintiff") and defendant L & L Energy, Inc. ("Defendant"), hereby stipulate to the facts, terms, and conditions contained in the [Proposed]

Order Approving Stipulation for Settlement of Claims ("Order") submitted herewith and incorporated herein by this reference, and further stipulate and agree as follows:

1. Plaintiff and Defendant request that this Court enter an order substantially in the form of the concurrently filed proposed Order.

2. Plaintiff owns bona fide claims ("Claims") against Defendant in the aggregate amount of $4,983,075. Defendant has not paid the amount due on the Claims. Plaintiff filed the above-captioned collection action, which the parties now seek to settle by this Stipulation and the proposed Order.

3. Defendant is a public company, and desires to settle the Claims in exchange for the issuance to Plaintiff of unrestricted and freely tradable exempted shares of Defendant's common stock ("Common Stock"). Plaintiff desires to accept such shares in accordance with the terms of this Stipulation, subject to court approval following a hearing as envisioned by Section 25017(f)(3) of the California Corporations Code, and Section 3(a)(10) of the federal Securities Act of 1933, as amended ("Securities Act").

4. Plaintiff has agreed to the proposed settlement terms and conditions, and believes that they are sufficiently fair such that Plaintiff is willing to enter into this Stipulation. Defendant's board of directors has considered the proposed transaction and has resolved that its terms and conditions are fair to, and in the best interests of, Defendant and its stockholders. Accordingly, both parties request Court approval of the settlement provided for herein as fair, just and reasonable. The parties submit this Stipulation to the Court on ex parte application, and request that the Court enter an Order approving this Stipulation following the hearing hereon.

5. It is the intent and effect of this Stipulation that the Order, when signed, shall end, finally and forever any claim to payment or compensation that Plaintiff has against Defendant for the Claims. Subject to entry of and compliance with the Order, each party hereby releases and forever discharges the other party and its officers, directors, shareholders, members, managers, representatives, advisors, agents and attorneys, from any and all claims, liabilities, obligations and causes of action, known and unknown, arising out of or related to the Claims. Each party waives

all rights conferred by California Civil Code Section 1542 and any similar law. Section 1542 provides as follows: "§1542 General Release—Claim Extinguished. A general release does not extend to Claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

6. In full and final settlement of the Claims, Defendant will issue and deliver to Plaintiff the sum of 2,588,888 shares of Common Stock ("Initial Issuance"), subject to the subsequent adjustments, issuances, returns, and ownership limitations set forth in this Stipulation. No later than the trading day after entry of the Order or any request by Plaintiff, time being of the essence, Defendant shall take and cause to be taken all action reasonably necessary to complete the transactions contemplated hereby, including, but not limited to: (a) deliver to Defendant's transfer agent (i) a copy of the Order, (ii) an irrevocable and unconditional instruction, in form and substance acceptable to Plaintiff and the transfer agent, to reserve for and issue to Plaintiff all shares of Common Stock required by the Order, and (iii) opinions of Defendant's counsel, in form and substance acceptable to Plaintiff and the transfer agent, that all shares of Common Stock to be issued pursuant to the Order (A) are legally issued, fully paid and non-assessable, (B) when issued in accordance with the Order will be unrestricted, freely tradable and exempted from the registration requirements under the Securities Act, and (C) may be issued without restrictive legend and immediately resold by Plaintiff without restriction; (b) issue the Initial Issuance, as a Direct Registration System (DRS) shares to Plaintiff's balance account with The Depository Trust Company (DTC) or the Deposit/Withdrawal Agent Commission (DWAC) system, without any restriction on transfer or resale; and (c) execute and deliver any further instruments or documents as may be reasonably requested by Plaintiff's broker's compliance department. The issuance of a certificate alone shall not constitute completion of the Initial Issuance. The trading day after the Initial Issuance is complete and all shares have been received into Plaintiff's account in electronic form and fully cleared for trading shall be referred to as the "Issuance Date."

7. The period from the date of this Stipulation until that number of consecutive trading days following the Issuance Date required for the aggregate trading volume of the Common Stock, including after hours trades, to exceed $80 million shall be referred to as the "Calculation Period". The final number of shares of Common Stock to which Plaintiff will be entitled under the Order ("Final Amount") will be that number of shares with an aggregate value equal to (a) 105% of the following: the U.S. dollar value of ¥25,000,000.00 RMB on the Issuance Date (according to the Bank of New York currency exchange rate on such date, as shown on Plaintiff's bank wire statement) plus US $907,500.00, ("Claim Amount"); (b) divided by 88% of the following: the closing price of the Common Stock on the trading day immediately preceding the date of entry of the Order, not to exceed the arithmetic average of the individual volume weighted average prices of any five consecutive trading days during the Calculation Period, less $0.05 per share; all as reported by Nasdaq, or if Nasdaq data is not available by the Bloomberg Professional service of Bloomberg LP.

8. During the Calculation Period, for each $0.10 or portion thereof, if any, that any individual daily volume weighted average price of the Common Stock declines below the closing price on the trading day preceding the Order, the Defendant shall reserve and issue to Plaintiff additional shares of Common Stock equal to 5% of the aggregate number of shares required to be issued to Plaintiff prior to such issuance (each, an "Additional Issuance"), within two trading days, time being of the essence, and Defendant's transfer agents, attorneys, officers and directors, including without limitation CEO Dickson V. Lee, shall immediately take all actions necessary to do so. For each day after Plaintiff requests issuance that shares are not, for any reason, received into Plaintiff's account in electronic form and fully cleared for trading, the trading volume during such time shall not count toward aggregate trading volume and the Calculation Period shall be extended by one trading day.

9. At any time during the Calculation Period, Defendant or any affiliate, associate or person authorized by Defendant may terminate Defendant's obligation to make future Additional Issuances by paying to Plaintiff the Claim Amount in cash by wire transfer. Plaintiff may at its

option keep or deliver to such payor any or all shares previously delivered, and the payor shall be credited for any shares retained by Plaintiff, at a price per share equal to 88% of the lowest individual daily volume weighted average price from the date of the Order through the date payment is received by Plaintiff.

10. Under no circumstances shall Defendant issue to Plaintiff at any one time a number of shares which, when aggregated with all shares of Common Stock then beneficially owned or controlled by Plaintiff or its affiliates, at such time exceed 9.99% of the total number of shares of Common Stock outstanding after such issuance. In addition, the total number of shares issued to Plaintiff under the Order may not exceed 19.99% of the total shares outstanding before the issuance, unless approval from Defendant's shareholders is obtained or the applicable Listing Rules are waived.

11. At the end of the Calculation Period, (a) if the sum of the Initial Issuance and any Additional Issuances is less than the Final Amount, Defendant shall issue additional shares of Common Stock to Plaintiff within two trading days, up to the Final Amount, and (b) if the sum of the Initial Issuance and any Additional Issuance is greater than the Final Amount, Plaintiff shall return any remaining shares to Defendant or its transfer agent for cancellation within two trading days, ("Final Adjustment").

12. Defendant represents, warrants and covenants as follows: (a) there are 120,000,000 authorized shares of common stock, of which approximately 38,149,277 are issued and outstanding; (b) the shares of Common Stock to be issued pursuant to the Order are (i) duly authorized, and will be validly and legally issued, fully paid and non-assessable, free and clear of all liens, encumbrances and preemptive and similar rights, (ii) unrestricted, freely tradable and exempted from registration under the Securities Act, (iii) issuable without any restrictive legend, and (iv) may be immediately resold by Plaintiff without restriction; (c) Defendant has reserved and will continue to reserve all shares of Common Stock that could be issued to Plaintiff pursuant to the terms of the Order, and if at any time it appears reasonably possible that there may be insufficient authorized or reserved shares to fully comply with the Order, Defendant shall take all

action required to immediately reserve the number of shares that could be issued pursuant to the terms of the Order based on the lowest individual daily volume weighted average price within the Calculation Period, including without limitation increasing its authorized shares so as to ensure its ability to timely comply with the Order, and Defendant will not reserve, issue or transfer any shares of Common Stock to any other person unless and until sufficient shares have been irrevocably reserved for Plaintiff; (d) Defendant has all necessary power and authority to execute, deliver and perform all of its obligations under this Stipulation and the Order, the execution, delivery and performance of which have been duly authorized by all requisite action on the part of Defendant, including approval by its board of directors; (e) this Stipulation has been duly executed and delivered by Defendant, and is fully enforceable against Defendant in accordance with its terms, and the Stipulation and Order will not (i) conflict with, violate, or cause a breach or default under any agreement to which Defendant is a party, or (ii) require any waiver, consent, or other action of Defendant or any other person; (f) Defendant waives, without limitation, any agreement related to the Claims requiring payments to be applied in a certain time, order, manner, or fashion, or providing for jurisdiction or venue in any court other than this Court; (g) neither Plaintiff nor any of the creditors from whom Plaintiff acquired the Claims (other than Dickson Lee), nor any of their affiliates, (i) is or was an officer, director, 10% shareholder, control person, or affiliate of Defendant within the last 90 days, or (ii) has or will, directly or indirectly, receive or provide any consideration in exchange for selling or satisfying the Claims, other than pursuant to this Stipulation; (h) Defendant understands that the issuance of shares as required by the Order may have a dilutive effect, which may be substantial; (i) neither Defendant nor any of Defendant's affiliates or agents has or will provide Plaintiff with any material non-public information regarding Defendant or its securities; (j) Plaintiff has no obligation of confidentiality, and may sell any of its shares of Defendant's common stock issued pursuant to the Order at any time, including without limitation throughout the Calculation Period; and (k) with respect to this Stipulation and the transactions contemplated hereby (i) Plaintiff is acting solely in an arm's length capacity, (ii) Plaintiff does not make or has not made any representations or warranties other than those

specifically set forth herein, (iii) Defendant's obligations under the Order are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim Defendant may have against Plaintiff, (iv) Plaintiff has not and is not acting as a legal, financial, accounting or tax advisor to Defendant, or agent or fiduciary of Defendant, or in any similar capacity, and (v) any statement made by Plaintiff or any of Plaintiff's representatives, agents or attorneys is not advice or a recommendation to Defendant.

13. For so long as Plaintiff or any of its affiliates holds any shares of Common Stock, Plaintiff shall be a passive shareholder and will not seek to control Defendant or its management; neither Plaintiff nor any of its affiliates, including without limitation Ironridge Global Partners, LLC and its Managing Director John C. Kirkland, shall: (a) vote any shares of Common Stock owned or controlled by it, exercise any dissenter's rights, execute or solicit any proxies or seek to advise or influence any person with respect to any voting securities of Defendant; or (b) engage or participate in any actions, plans or proposals that relate to or would result in (i) Plaintiff or any of its affiliates acquiring additional securities of Defendant, alone or together with any other person, which would result in Plaintiff and its affiliates collectively beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.99% of the total outstanding Common Stock or other voting securities of Defendant at any one time, (ii) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Defendant or any of its subsidiaries, (iii) a sale or transfer of a material amount of assets of Defendant or any of its subsidiaries, (iv) any change in the present board of directors or management of Defendant, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (v) any material change in the present capitalization or dividend policy of Defendant, (vi) any other material change in Defendant's business or corporate structure, (vii) changes in Defendant's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Defendant by any person, (viii) causing a class of securities of Defendant to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities

association, (ix) causing a class of equity securities of Defendant to become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended, or (x) taking any action, intention, plan or arrangement similar to any of those enumerated above. The provisions of this paragraph may not be modified or waived without further order of the Court.

14. With regard to at least 20% of the Final Amount, the amount of shares sold for the account of Plaintiff, together with all sales within the preceding three months, shall not exceed the average weekly reported volume of trading of the Common Stock during the four calendar weeks preceding the date of the transaction. Neither Plaintiff nor any of its affiliates shall (i) hold any short position in the Common Stock, or (ii) engage in or effect, directly or indirectly, any short sale of the Common Stock. Defendant shall not, directly or indirectly, (i) enter into or effect any exchange transaction pursuant to Section 3(a) of the Securities Act other than to Plaintiff or its affiliates.

15. Defendant shall indemnify, defend and hold Plaintiff and its affiliates harmless with respect to all claims, actions and proceedings arising out or related to this Stipulation or the Order brought by or on behalf of the Company, including derivatively or by any one or more shareholders or creditors of Defendant other than Plaintiff or any of its affiliates.

16. The parties to this Stipulation represent that each of them has been advised as to the terms and legal effect of this Stipulation and the Order provided for herein, and that the settlement and compromise stated herein is final and conclusive forthwith, subject to the conditions stated herein, and each attorney represents that his or her client has freely consented to and authorized this Stipulation after having been so advised.

17. This Stipulation constitutes Defendant's answer to the Complaint in this Action. Each party hereto waives a statement of decision, all rights to appeal, and all defenses to the Order and its enforcement, including without limitation any based on jurisdiction, standing, or splitting causes of action. There shall be no third party beneficiaries with respect to this Stipulation or the Order. The prevailing party in any proceeding required to enforce this Stipulation, the Order, or

any judgment or order issued thereon, shall be awarded reasonable attorney fees, costs and expenses arising out of or relating thereto. Except as expressly set forth herein, each party shall bear its own attorneys' fees, costs and expenses. This Stipulation may be executed in counterparts and transmitted by facsimile, in portable document format (pdf), or other electronic format, each of which shall constitute an original and all of which together shall be deemed a single instrument.

18. Plaintiff and Defendant will work together in good faith to effectuate this Stipulation and all of the provisions set forth above.

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19. Upon entry of the Order approving this Stipulation, the Action shall be dismissed in its entirety, with the Court retaining jurisdiction to enforce the terms of the Stipulation and Order by ex parte application, judgment, motion or other proceeding under Section 664.6 of the California Code of Civil Procedure.

IT IS SO STIPULATED:

DATED: August 9, 2013 IRONRIDGE GLOBAL IV, LTD.

By: ______________________
David Sims, Director

DATED: August 9, 2013 INCITE LAW GROUP

By: ______________________
Mark A. Vega, Attorneys for Plaintiff

DATED: August 9, 2013 L & L ENERGY, INC.

By: ______________________
Dickson V. Lee, Chief Executive Officer

DATED: August 9, 2013 LAW OFFICES OF GARY L. BLUM

By: ______________________
Gary L. Blum, Attorneys for Defendant

DATED: August 9, 2013:

____
Dickson V. Lee, individually as to paragraph 8

DATED: August 9, 2013

____
John C. Kirkland, individually as to paragraph 12

19. Upon entry of the Order approving this Stipulation, the Action shall be dismissed in its entirety, with the Court retaining jurisdiction to enforce the terms of the Stipulation and Order by ex parte application, judgment, motion or other proceeding under Section 664.6 of the California Code of Civil Procedure.

IT IS SO STIPULATED:

DATED: August 9, 2013

IRONRIDGE GLOBAL IV, LTD.

By:________________________
David Sims, Director

DATED: August 9, 2013

INCITE LAW GROUP

By: [signature]
Mark A. Vega, Attorneys for Plaintiff

DATED: August 9, 2013

L & L ENERGY, INC.

By: [signature]
Dickson V. Lee, Chief Executive Officer

DATED: August 9, 2013

LAW OFFICES OF GARY L. BLUM

By:________________________
Gary L. Blum, Attorneys for Defendant

DATED: August 9, 2013:

[signature]
Dickson V. Lee, individually as to paragraph 8

DATED: August 9, 2013

[signature]
John C. Kirkland, individually as to paragraph 12

ORIGINAL FILED
AUG 14 2013
LOS ANGELES SUPERIOR COURT

SUPERIOR COURT OF THE STATE OF CALIFORNIA
FOR THE COUNTY OF LOS ANGELES
CENTRAL DISTRICT

IRONRIDGE GLOBAL IV, LTD., Plaintiff, v. L & L ENERGY, INC., Defendant.	Case No: BC513859 Assigned for All Purposes to: Hon. Michael Johnson **~~[PROPOSED]~~ ORDER FOR APPROVAL ~~OF~~ STIPULATION FOR SETTLEMENT OF CLAIMS** THE EX PARTE APPLICATION APPROVING Date: August 14, 2013 Time: 8:30 am Dept: 56 Trial Date: None Set

The Joint *Ex Parte* Application for Court Approval of Stipulated Settlement ("Application"), filed by Plaintiff Ironridge Global IV, Ltd. ("Plaintiff") and L & L Energy, Inc., ("Defendant"), came on for hearing on August 14, 2013 at 8:30 am in Department 56 of the above-entitled court, the Honorable Michael Johnson, Judge presiding.

The Court having considered the Application and supporting papers, the oral arguments of counsel, having been presented with a Stipulation for Settlement of Claims ("Stipulation"), and good cause appearing therefor,

IT IS HEREBY ORDERED AS FOLLOWS:

1. The Stipulation, attached hereto as Exhibit A and incorporated herein by reference, is approved in its entirety;

2. Plaintiff owns bona fide outstanding claims against Defendant, and the terms and conditions of the issuance and exchange of such claims for free-trading shares of common stock of Defendant, as set forth in the Stipulation, are approved after a hearing upon the fairness of such terms and conditions at which Plaintiff, the only person to whom it is proposed to issue securities in such exchange, had the right to appear;

3. The above-entitled action is dismissed in its entirety; provided that the Court shall retain jurisdiction to enforce the terms of this Order by a motion under California Code of Civil Procedure Section 664.6.

IT IS SO ORDERED.

MICHAEL JOHNSON

DATED: August AUG. 14 2013 2013

____

Judge of the Superior Court

EXHIBIT A
STIPULATION FOR SETTLEMENT OF CLAIMS

INCITE LAW GROUP Mark
A. Vega (SBN 162621)
mark@incitelawgroup.com
Mona Mahdara Alcalá (SBN 270384)
mona@incitelawgroup.com
6427 West Sunset Boulevard
Hollywood, CA 90028
P (323) 306-3870; F (323) 306-3874

Attorneys for Plaintiff
IRONRIDGE GLOBAL IV, LTD.

LAW OFFICES OF GARY L. BLUM
Gary L. Blum (SBN 89240)
gblum@gblumlaw.com
3278 Wilshire Boulevard, Suite 603
Los Angeles, California 90010
P (213) 381-7450; F (213) 384-1035

Attorney for Defendant
L & L ENERGY, INC.

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

CENTRAL DISTRICT

IRONRIDGE GLOBAL IV, LTD.,

Plaintiff,

v.

L & L ENERGY, INC.,

Defendant.

Case No: BC513859

Assigned for All Purposes to:
Hon. Michael Johnson

STIPULATION FOR SETTLEMENT OF CLAIMS

Date: August 14, 2013
Time: 8:30 am
Dept: 56

Trial Date: None Set

Plaintiff Ironridge Global IV, Ltd. ("Plaintiff") and defendant L & L Energy, Inc. ("Defendant"), hereby stipulate to the facts, terms, and conditions contained in the [Proposed]

Order Approving Stipulation for Settlement of Claims ("Order") submitted herewith and incorporated herein by this reference, and further stipulate and agree as follows:

1. Plaintiff and Defendant request that this Court enter an order substantially in the form of the concurrently filed proposed Order.

2. Plaintiff owns bona fide claims ("Claims") against Defendant in the aggregate amount of $4,983,075. Defendant has not paid the amount due on the Claims. Plaintiff filed the above-captioned collection action, which the parties now seek to settle by this Stipulation and the proposed Order.

3. Defendant is a public company, and desires to settle the Claims in exchange for the issuance to Plaintiff of unrestricted and freely tradable exempted shares of Defendant's common stock ("Common Stock"). Plaintiff desires to accept such shares in accordance with the terms of this Stipulation, subject to court approval following a hearing as envisioned by Section 25017(f)(3) of the California Corporations Code, and Section 3(a)(10) of the federal Securities Act of 1933, as amended ("Securities Act").

4. Plaintiff has agreed to the proposed settlement terms and conditions, and believes that they are sufficiently fair such that Plaintiff is willing to enter into this Stipulation. Defendant's board of directors has considered the proposed transaction and has resolved that its terms and conditions are fair to, and in the best interests of, Defendant and its stockholders. Accordingly, both parties request Court approval of the settlement provided for herein as fair, just and reasonable. The parties submit this Stipulation to the Court on ex parte application, and request that the Court enter an Order approving this Stipulation following the hearing hereon.

5. It is the intent and effect of this Stipulation that the Order, when signed, shall end, finally and forever any claim to payment or compensation that Plaintiff has against Defendant for the Claims. Subject to entry of and compliance with the Order, each party hereby releases and forever discharges the other party and its officers, directors, shareholders, members, managers, representatives, advisors, agents and attorneys, from any and all claims, liabilities, obligations and causes of action, known and unknown, arising out of or related to the Claims. Each party waives

all rights conferred by California Civil Code Section 1542 and any similar law. Section 1542 provides as follows: "§1542 General Release—Claim Extinguished. A general release does not extend to Claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

6. In full and final settlement of the Claims, Defendant will issue and deliver to Plaintiff the sum of 2,588,888 shares of Common Stock ("Initial Issuance"), subject to the subsequent adjustments, issuances, returns, and ownership limitations set forth in this Stipulation. No later than the trading day after entry of the Order or any request by Plaintiff, time being of the essence, Defendant shall take and cause to be taken all action reasonably necessary to complete the transactions contemplated hereby, including, but not limited to: (a) deliver to Defendant's transfer agent (i) a copy of the Order, (ii) an irrevocable and unconditional instruction, in form and substance acceptable to Plaintiff and the transfer agent, to reserve for and issue to Plaintiff all shares of Common Stock required by the Order, and (iii) opinions of Defendant's counsel, in form and substance acceptable to Plaintiff and the transfer agent, that all shares of Common Stock to be issued pursuant to the Order (A) are legally issued, fully paid and non-assessable, (B) when issued in accordance with the Order will be unrestricted, freely tradable and exempted from the registration requirements under the Securities Act, and (C) may be issued without restrictive legend and immediately resold by Plaintiff without restriction; (b) issue the Initial Issuance, as a Direct Registration System (DRS) shares to Plaintiff's balance account with The Depository Trust Company (DTC) or the Deposit/Withdrawal Agent Commission (DWAC) system, without any restriction on transfer or resale; and (c) execute and deliver any further instruments or documents as may be reasonably requested by Plaintiff's broker's compliance department. The issuance of a certificate alone shall not constitute completion of the Initial Issuance. The trading day after the Initial Issuance is complete and all shares have been received into Plaintiff's account in electronic form and fully cleared for trading shall be referred to as the "Issuance Date."

7. The period from the date of this Stipulation until that number of consecutive trading days following the Issuance Date required for the aggregate trading volume of the Common Stock, including after hours trades, to exceed $80 million shall be referred to as the "Calculation Period". The final number of shares of Common Stock to which Plaintiff will be entitled under the Order ("Final Amount") will be that number of shares with an aggregate value equal to (a) 105% of the following: the U.S. dollar value of ¥25,000,000.00 RMB on the Issuance Date (according to the Bank of New York currency exchange rate on such date, as shown on Plaintiff's bank wire statement) plus US $907,500.00, ("Claim Amount"); (b) divided by 88% of the following: the closing price of the Common Stock on the trading day immediately preceding the date of entry of the Order, not to exceed the arithmetic average of the individual volume weighted average prices of any five consecutive trading days during the Calculation Period, less $0.05 per share; all as reported by Nasdaq, or if Nasdaq data is not available by the Bloomberg Professional service of Bloomberg LP.

8. During the Calculation Period, for each $0.10 or portion thereof, if any, that any individual daily volume weighted average price of the Common Stock declines below the closing price on the trading day preceding the Order, the Defendant shall reserve and issue to Plaintiff additional shares of Common Stock equal to 5% of the aggregate number of shares required to be issued to Plaintiff prior to such issuance (each, an "Additional Issuance"), within two trading days, time being of the essence, and Defendant's transfer agents, attorneys, officers and directors, including without limitation CEO Dickson V. Lee, shall immediately take all actions necessary to do so. For each day after Plaintiff requests issuance that shares are not, for any reason, received into Plaintiff's account in electronic form and fully cleared for trading, the trading volume during such time shall not count toward aggregate trading volume and the Calculation Period shall be extended by one trading day.

9. At any time during the Calculation Period, Defendant or any affiliate, associate or person authorized by Defendant may terminate Defendant's obligation to make future Additional Issuances by paying to Plaintiff the Claim Amount in cash by wire transfer. Plaintiff may at its

option keep or deliver to such payor any or all shares previously delivered, and the payor shall be credited for any shares retained by Plaintiff, at a price per share equal to 88% of the lowest individual daily volume weighted average price from the date of the Order through the date payment is received by Plaintiff.

10. Under no circumstances shall Defendant issue to Plaintiff at any one time a number of shares which, when aggregated with all shares of Common Stock then beneficially owned or controlled by Plaintiff or its affiliates, at such time exceed 9.99% of the total number of shares of Common Stock outstanding after such issuance. In addition, the total number of shares issued to Plaintiff under the Order may not exceed 19.99% of the total shares outstanding before the issuance, unless approval from Defendant's shareholders is obtained or the applicable Listing Rules are waived.

11. At the end of the Calculation Period, (a) if the sum of the Initial Issuance and any Additional Issuances is less than the Final Amount, Defendant shall issue additional shares of Common Stock to Plaintiff within two trading days, up to the Final Amount, and (b) if the sum of the Initial Issuance and any Additional Issuance is greater than the Final Amount, Plaintiff shall return any remaining shares to Defendant or its transfer agent for cancellation within two trading days, ("Final Adjustment").

12. Defendant represents, warrants and covenants as follows: (a) there are 120,000,000 authorized shares of common stock, of which approximately 38,149,277 are issued and outstanding; (b) the shares of Common Stock to be issued pursuant to the Order are (i) duly authorized, and will be validly and legally issued, fully paid and non-assessable, free and clear of all liens, encumbrances and preemptive and similar rights, (ii) unrestricted, freely tradable and exempted from registration under the Securities Act, (iii) issuable without any restrictive legend, and (iv) may be immediately resold by Plaintiff without restriction; (c) Defendant has reserved and will continue to reserve all shares of Common Stock that could be issued to Plaintiff pursuant to the terms of the Order, and if at any time it appears reasonably possible that there may be insufficient authorized or reserved shares to fully comply with the Order, Defendant shall take all

action required to immediately reserve the number of shares that could be issued pursuant to the terms of the Order based on the lowest individual daily volume weighted average price within the Calculation Period, including without limitation increasing its authorized shares so as to ensure its ability to timely comply with the Order, and Defendant will not reserve, issue or transfer any shares of Common Stock to any other person unless and until sufficient shares have been irrevocably reserved for Plaintiff; (d) Defendant has all necessary power and authority to execute, deliver and perform all of its obligations under this Stipulation and the Order, the execution, delivery and performance of which have been duly authorized by all requisite action on the part of Defendant, including approval by its board of directors; (e) this Stipulation has been duly executed and delivered by Defendant, and is fully enforceable against Defendant in accordance with its terms, and the Stipulation and Order will not (i) conflict with, violate, or cause a breach or default under any agreement to which Defendant is a party, or (ii) require any waiver, consent, or other action of Defendant or any other person; (f) Defendant waives, without limitation, any agreement related to the Claims requiring payments to be applied in a certain time, order, manner, or fashion, or providing for jurisdiction or venue in any court other than this Court; (g) neither Plaintiff nor any of the creditors from whom Plaintiff acquired the Claims (other than Dickson Lee), nor any of their affiliates, (i) is or was an officer, director, 10% shareholder, control person, or affiliate of Defendant within the last 90 days, or (ii) has or will, directly or indirectly, receive or provide any consideration in exchange for selling or satisfying the Claims, other than pursuant to this Stipulation; (h) Defendant understands that the issuance of shares as required by the Order may have a dilutive effect, which may be substantial; (i) neither Defendant nor any of Defendant's affiliates or agents has or will provide Plaintiff with any material non-public information regarding Defendant or its securities; (j) Plaintiff has no obligation of confidentiality, and may sell any of its shares of Defendant's common stock issued pursuant to the Order at any time, including without limitation throughout the Calculation Period; and (k) with respect to this Stipulation and the transactions contemplated hereby (i) Plaintiff is acting solely in an arm's length capacity, (ii) Plaintiff does not make or has not made any representations or warranties other than those

specifically set forth herein, (iii) Defendant's obligations under the Order are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim Defendant may have against Plaintiff, (iv) Plaintiff has not and is not acting as a legal, financial, accounting or tax advisor to Defendant, or agent or fiduciary of Defendant, or in any similar capacity, and (v) any statement made by Plaintiff or any of Plaintiff's representatives, agents or attorneys is not advice or a recommendation to Defendant.

13. For so long as Plaintiff or any of its affiliates holds any shares of Common Stock, Plaintiff shall be a passive shareholder and will not seek to control Defendant or its management; neither Plaintiff nor any of its affiliates, including without limitation Ironridge Global Partners, LLC and its Managing Director John C. Kirkland, shall: (a) vote any shares of Common Stock owned or controlled by it, exercise any dissenter's rights, execute or solicit any proxies or seek to advise or influence any person with respect to any voting securities of Defendant; or (b) engage or participate in any actions, plans or proposals that relate to or would result in (i) Plaintiff or any of its affiliates acquiring additional securities of Defendant, alone or together with any other person, which would result in Plaintiff and its affiliates collectively beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.99% of the total outstanding Common Stock or other voting securities of Defendant at any one time, (ii) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Defendant or any of its subsidiaries, (iii) a sale or transfer of a material amount of assets of Defendant or any of its subsidiaries, (iv) any change in the present board of directors or management of Defendant, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (v) any material change in the present capitalization or dividend policy of Defendant, (vi) any other material change in Defendant's business or corporate structure, (vii) changes in Defendant's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Defendant by any person, (viii) causing a class of securities of Defendant to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities

association, (ix) causing a class of equity securities of Defendant to become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended, or (x) taking any action, intention, plan or arrangement similar to any of those enumerated above. The provisions of this paragraph may not be modified or waived without further order of the Court.

14. With regard to at least 20% of the Final Amount, the amount of shares sold for the account of Plaintiff, together with all sales within the preceding three months, shall not exceed the average weekly reported volume of trading of the Common Stock during the four calendar weeks preceding the date of the transaction. Neither Plaintiff nor any of its affiliates shall (i) hold any short position in the Common Stock, or (ii) engage in or effect, directly or indirectly, any short sale of the Common Stock. Defendant shall not, directly or indirectly, (i) enter into or effect any exchange transaction pursuant to Section 3(a) of the Securities Act other than to Plaintiff or its affiliates.

15. Defendant shall indemnify, defend and hold Plaintiff and its affiliates harmless with respect to all claims, actions and proceedings arising out or related to this Stipulation or the Order brought by or on behalf of the Company, including derivatively or by any one or more shareholders or creditors of Defendant other than Plaintiff or any of its affiliates.

16. The parties to this Stipulation represent that each of them has been advised as to the terms and legal effect of this Stipulation and the Order provided for herein, and that the settlement and compromise stated herein is final and conclusive forthwith, subject to the conditions stated herein, and each attorney represents that his or her client has freely consented to and authorized this Stipulation after having been so advised.

17. This Stipulation constitutes Defendant's answer to the Complaint in this Action. Each party hereto waives a statement of decision, all rights to appeal, and all defenses to the Order and its enforcement, including without limitation any based on jurisdiction, standing, or splitting causes of action. There shall be no third party beneficiaries with respect to this Stipulation or the Order. The prevailing party in any proceeding required to enforce this Stipulation, the Order, or

any judgment or order issued thereon, shall be awarded reasonable attorney fees, costs and expenses arising out of or relating thereto. Except as expressly set forth herein, each party shall bear its own attorneys' fees, costs and expenses. This Stipulation may be executed in counterparts and transmitted by facsimile, in portable document format (pdf), or other electronic format, each of which shall constitute an original and all of which together shall be deemed a single instrument.

18. Plaintiff and Defendant will work together in good faith to effectuate this Stipulation and all of the provisions set forth above.

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19. Upon entry of the Order approving this Stipulation, the Action shall be dismissed in its entirety, with the Court retaining jurisdiction to enforce the terms of the Stipulation and Order by ex parte application, judgment, motion or other proceeding under Section 664.6 of the California Code of Civil Procedure.

IT IS SO STIPULATED:

DATED: August 9, 2013 IRONRIDGE GLOBAL IV, LTD.

By: ____________________
David Sims, Director

DATED: August 9, 2013 INCITE LAW GROUP

By: ____________________
Mark A. Vega, Attorneys for Plaintiff

DATED: August 9, 2013 L & L ENERGY, INC.

By: ____________________
Dickson V. Lee, Chief Executive Officer

DATED: August 9, 2013 LAW OFFICES OF GARY L. BLUM

By: ____________________
Gary L. Blum, Attorneys for Defendant

DATED: August 9, 2013:

____
Dickson V. Lee, individually as to paragraph 8

DATED: August 9, 2013

____
John C. Kirkland, individually as to paragraph 12

19. Upon entry of the Order approving this Stipulation, the Action shall be dismissed in its entirety, with the Court retaining jurisdiction to enforce the terms of the Stipulation and Order by ex parte application, judgment, motion or other proceeding under Section 664.6 of the California Code of Civil Procedure.

IT IS SO STIPULATED:

DATED: August 9, 2013 IRONRIDGE GLOBAL IV, LTD.

By:______________________
David Sims, Director

DATED: August 9, 2013 INCITE LAW GROUP

By: [signature]
Mark A. Vega, Attorneys for Plaintiff

DATED: August 9, 2013 L & L ENERGY, INC.

By: [signature]
Dickson V. Lee, Chief Executive Officer

DATED: August 9, 2013 LAW OFFICES OF GARY L. BLUM

By:______________________
Gary L. Blum, Attorneys for Defendant

DATED: August 9, 2013:

[signature]
Dickson V. Lee, individually as to paragraph 8

DATED: August 9, 2013

[signature]
John C. Kirkland, individually as to paragraph 12